SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 27, 2001
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-10)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)


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Item 2.   Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2001-10
                 ----------------------------------------------

                                July 27, 2001

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES(1)
                         -------------------------------

      On July 27, 2001, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before July 1, 2001) as of July 1, 2001 of $570,239,432.62. The Mortgage Loans that are Relocation Loans, the "Relocation Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before July 1, 2001) as of July 1, 2001 of $105,239,119.49 and the Mortgage Loans that are not Relocation Loans, the "Standard Mortgage Loans", have an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before July 1, 2001) as of July 1, 2001 of $465,000,313.13. The Mortgage Loans were delivered in exchange for the Certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the Certificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all the Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $28,511,971.63. Information below is provided with respect to the Standard Mortgage Loans, the Relocation Mortgage Loans and/or all Mortgage Loans included in the Mortgage Pool as indicated.

      The total number of all Mortgage Loans as of July 1, 2001 was 1,344, consisting of 1,081 Standard Mortgage Loans and 263 Relocation Mortgage Loans. The weighted average interest rates on the Standard Mortgage Loans, the Relocation Mortgage Loans and all Mortgage Loans (in each case, before deduction of the servicing fee) (the "Note Rates") as of July 1, 2001 was 7.288%, 6.775% and 7.193%, respectively. The weighted average remaining terms to stated maturity as of July 1, 2001 of the Standard Mortgage Loans, the Relocation Mortgage Loans and all Mortgage Loans were 357.61 months, 356.03 months and
357.32 months, respectively. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Standard Mortgage Loans or the Relocation Mortgage Loans were originated prior to December 1, 1999 and October 1, 2000, respectively, or after July 1, 2001. The weighted average original terms to stated maturity as of July 1, 2001 of the Standard Mortgage Loans, the Relocation Mortgage Loans and all Mortgage Loans were 359.45 months, 359.09 months and 359.39 months, respectively.

      None of the Mortgage Loans has a scheduled maturity later than July 1, 2031. Each of the Standard Mortgage Loans and the Relocation Mortgage Loans had an original principal balance of not less than $52,000 and $123,900, nor more than $1,036,550 and $700,000, respectively. Standard Mortgage Loans, Relocation Mortgage Loans and all Mortgage Loans having aggregate Adjusted Balances of $18,275,795, $6,881,346 and $25,157,141, respectively, as of July 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the Standard Mortgage Loans, the Relocation Mortgage Loans and all Mortgage Loans, as of July 1, 2001 were 70.1%, 74.8% and 70.9%, respectively. No more than $4,452,227, $1,883,151 or $4,901,210, respectively, of the Standard Mortgage Loans, the Relocation Mortgage Loans or all Mortgage Loans were secured by Mortgaged Properties located in any one zip code. At least 97%(2), 100% and 98%, respectively, of the Standard Mortgage Loans, Relocation Mortgage Loans and all Mortgage Loans were secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the Mortgage Loan that the

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1     Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated July 26, 2001 (consisting of a Prospectus Supplement dated July 26, 2001 and a Core Prospectus dated July 25, 2001), relating to the REMIC Pass-Through Certificates, Series 2001-10.

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

underlying property will be used for a period of at least 6 months every year or that he or she intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in Originator's records. No more than 1% of the Standard Mortgage Loans and none of the Relocation Mortgage Loans are secured by investment properties.

      At least 98%, 23% and 84%, respectively, of the Standard Mortgage Loans, the Relocation Mortgage Loans and all Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2%, 77% or 16%, respectively, of the Standard Mortgage Loans, the Relocation Mortgage Loans or all Mortgage Loans, will be Mortgage Loans originated using a loan underwriting policy, which among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 58%, 1% or 48%, respectively, of the Standard
Mortgage Loans, the Relocation Mortgage Loans or all Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Standard Mortgage Loans and Relocation Mortgage Loans for which Additional Collateral (as defined in the Pooling Agreement) was pledged, taken as a group:

      (1) the number of such Standard Mortgage Loans and Relocation Mortgage Loans is 14 and 3, respectively;

      (2) such Standard Mortgage Loans and Relocation Mortgage Loans have an aggregate Adjusted Balance of $3,186,737 and $1,035,574, respectively;

      (3) the weighted average loan-to-value ratio of such Standard Mortgage Loans and Relocation Mortgage Loans, taking into account the loanable value of the additional pledged collateral, is 79.5% and 80%, respectively; and

      (4) the weighted average loan-to-value ratio of such Standard Mortgage Loans and Relocation Mortgage Loans, without taking into account the loanable value of the additional pledged collateral, is 97.1% and 98.2%, respectively.

      Standard Discount Mortgage Loans will consist of the Standard Mortgage Loans with Net Note Rates (NNRs) less than 6.500%. Standard Premium Mortgage Loans will consist of the Standard Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Standard Discount Mortgage Loans and the Standard Premium Mortgage Loans were $10,984,009.66 and $454,016,303.47, respectively. The weighted average Note Rates of the Standard Discount Mortgage Loans and the Standard Premium Mortgage Loans, as of the Cut-off Date, were 6.521% and 7.307%, respectively. The weighted average remaining terms to stated maturity of the Standard Discount Mortgage Loans and the Standard Premium Mortgage Loans, as of the Cut-off Date, were 358.03 months and 357.60 months, respectively.

      Relocation Discount Mortgage Loans will consist of the Relocation Mortgage Loans with NNRs less than 6.250%. Relocation Premium Mortgage Loans will consist of Relocation Mortgage Loans with NNRs greater than or equal to 6.250%. The aggregate Adjusted Balances outstanding as of the Cut-off Date of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans were $12,305,028.03 and $92,934,091.46, respectively. The weighted average Note Rates of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans, as of the Cut-off Date, were 6.312% and 6.836%, respectively. The weighted average remaining terms to stated maturity of the Relocation Discount Mortgage Loans and the Relocation Premium Mortgage Loans, as of the Cut-off Date, were 356.88 months and 355.92 months, respectively.

      The Special Hazard Loss Amount as of July 1, 2001 was $5,702,394.33.

      The Fraud Loss Amount as of July 1, 2001 was $5,702,394.33.

      The Bankruptcy Loss Amount as of July 1, 2001  was $161,351.21.

      The aggregate Initial Principal Amount of the Class A Certificates as of July 1, 2001 was $551,704,800.00.

      The aggregate Initial Principal Amount of the Class M Certificates as of July 1, 2001 was $8,840,000.00.

      The aggregate Initial Principal Amount of the Class B-1 Certificates as of July 1, 2001 was $3,706,000.00.

      The aggregate Initial Principal Amount of the Class B-2 Certificates as of July 1, 2001 was $2,281,000.00.

      The aggregate Initial Principal Amount of the Class B-3 Certificates as of July 1, 2001 was $1,710,000.00.

      The aggregate Initial Principal Amount of the Class B-4 Certificates as of July 1, 2001 was $856,000.00.

      The aggregate Initial Principal Amount of the Class B-5 Certificates as of July 1, 2001 was $1,141,632.62.

      The Subordinated Certificate Percentage is 3.250324610987%.*

      The Class M Subordination Percentage is 1.700098601645%.*

      The Class B-1 Subordination Percentage is 1.050196159267%.*

      The Class B-2 Subordination Percentage is 0.650188746675%.*

      The Class B-3 Subordination Percentage is 0.350314710931%.*

      The Class B-4 Subordination Percentage is 0.200202328126%.*


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*     Equal to the Initial Principal Amount thereof divided by the aggregate
      Adjusted Balance of the Mortgage Loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: July 27, 2001